SMEAD VALUE FUND
Schedule of Investments

August 31, 2021 (Unaudited)

	Shares	Value

COMMON STOCKS 96.67%

Banks 8.38%
Bank of America Corp.	2,437,135	$101,750,386
JPMorgan Chase & Co.	664,674	106,314,606

		208,064,992

Consumer Durables & Apparel 15.47%
DR Horton, Inc.	1,144,669	109,453,250
Lennar Corp. — Class A	1,353,081	145,199,122
NVR, Inc. (a)	24,971	129,348,282

		384,000,654

Diversified Financials 10.36%
American Express Co.	869,907	144,369,766
Berkshire Hathaway, Inc. — Class B (a)	220,841	63,109,732
Credit Acceptance Corp. (a)	85,648	49,648,433

		257,127,931

Energy 2.49%
Occidental Petroleum Corp.	2,404,771	61,778,567

Materials 13.86%
Chevron Corp.	779,598	75,441,698
ConocoPhillips	1,650,912	91,675,143
Continental Resources, Inc.	4,509,431	177,130,450

		344,247,291

Media & Entertainment 7.02%
Comcast Corp. — Class A	1,203,769	73,044,703
Discovery, Inc. — Class A (a)	1,273,342	36,723,183
Discovery, Inc. — Class C (a)	2,343,052	64,644,805

		174,412,691

Pharmaceuticals, Biotechnology & Life Sciences 10.79%
Amgen, Inc.	445,122	100,388,365
Merck & Co., Inc.	1,406,563	107,306,691
Organon & Co.	142,891	4,842,576
Pfizer, Inc.	1,203,799	55,459,020

		267,996,652

Real Estate 9.48%
Macerich Co. (The) — REIT	6,818,465	116,459,382
Simon Property Group, Inc. — REIT	883,959	118,848,288

		235,307,670

Retailing 14.06%
eBay, Inc.	1,591,843	122,158,032
Home Depot, Inc.	226,771	73,968,165
Target Corp.	619,242	152,940,389

		349,066,586

Semiconductors & Semiconductor Equipment 2.20%
Qualcomm, Inc.	371,868	54,549,317

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Schedule of Investments (Continued)

August 31, 2021 (Unaudited)

	Shares	Value

Transportation 2.56%
AMERCO	96,100	$63,536,515

TOTAL COMMON STOCKS (Cost $1,634,689,356)		2,400,088,866

SHORT-TERM INVESTMENTS 3.22%

Money Market Fund 3.22%
State Street Institutional U.S. Government Money Market – Premier Class 0.00% (b)	79,836,310	79,836,310

TOTAL SHORT-TERM INVESTMENTS (Cost $79,836,310)		79,836,310

TOTAL INVESTMENTS (Cost $1,714,525,666) 99.89%		2,479,925,176
Other Assets in Excess of Liabilities 0.11%		2,749,258

TOTAL NET ASSETS 100.00%		$2,482,674,434

(a)   Non-income producing security.

(b)   The rate shown is the 1-month performance for the month ended August 31, 2021.

REIT – Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by Smead Capital Management, Inc.

The accompanying notes are an integral part of these financial statements.

SMEAD VALUE FUND

Notes to Financial Statements

August 31, 2021

The cost basis of investments for federal income tax purposes at August 31, 2021 was as follows*:

Cost of investments	$ 1,714,525,666

Gross unrealized appreciation	773,910,500
Gross unrealized depreciation	(8,510,990)

Net unrealized appreciation	$ 765,399,510

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section of the Fund’s most recent semi-annual or annual report.

Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the security is traded.

Fund securities listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent bid and asked prices on such day. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (“Pricing Service”). If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by matrix pricing or other analytical pricing models. Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills having a maturity of less than 60 days, are valued at amortized cost, which approximates fair value. If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under fair value pricing procedures approved by the Trust’s Board of Trustees (the “Board of Trustees”). These fair value pricing procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Fund’s fair value procedures include fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:

SMEAD VALUE FUND

Notes to Financial Statements (Continued)

August 31, 2021

Level 1—unadjusted quoted prices in active markets for identical securities.

Level 2—other significant observable inputs (including unadjusted quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuations inputs of the Fund’s investments by each fair value hierarchy level as of August 31, 2021:

		Level 1		Level 2		Level 3		Total

Equity
Common Stocks(1)	$	2,400,088,866	$	—	$	—	$	2,400,088,866

Total Equity		2,400,088,866		—		—		2,400,088,866
Short-Term Investment		—		79,836,310		—		79,836,310

Total Investments in Securities	$	2,400,088,866	$	79,836,310	$	—	$	2,479,925,176

(1) See the Schedule of Investments for industry classification.

No Level 3 securities were held in the Fund at August 31, 2021. For the period ended August 31, 2021, there were no transfers between levels for the Fund. It is the Fund’s policy to record transfers between levels as of the end of the reporting period. The Fund did not hold financial derivative instruments during the reporting period.